SUBSCRIPTION AGREEMENT

         This  Subscription  Agreement  ("Agreement"),  dated as of  November 3,
2004, between Mountains West Exploration, Inc. , ("MWEX") a New Mexico Corporation, and Sky Blue Ventures, LLC (the "Buyer").


                              W I T N E S S E T H:


     A. WHEREAS, MWEX is a corporation duly organized under the laws of the State of New Mexico and Seller is the principal shareholder and creditor.

     B. WHEREAS, Buyers wish to purchase an aggregate of 12,980,729 shares of common stock from MWEX from MWEX (the "Shares"), and MWEX desires to sell the Shares to Buyers pursuant to this agreement.

         NOW, THEREFORE, it is agreed among the parties as follows:

                                   ARTICLE I

                                The Consideration

     1.1 Subject to the conditions set forth herein, MWEX shall sell to Buyers and Buyers shall purchase post reverse split (post reverse split) common shares from Seller. The aggregate purchase price for the shares to be paid by Buyers to Seller is $25,000 (the "Consideration") of which $25,000 is herewith paid as full consideration for the purchase of the shares.

                                   ARTICLE II

                         Closing and Issuance of Shares

     2.1 The subscription for New Shares is granted by MWEX for 12,980,729 shares to Buyers upon deposit of the consideration of $25,000 in escrow for the subscription. The New Shares are hereby subscribed are to be issued immediately.

     2.2 Closing hereunder shall be completed by release from escrow of the cash consideration, the loan proceeds and share certificates on or before November 4, 2004 at 5:00 p.m. MDT ("Closing Date") subject to satisfaction of the terms and conditions set forth herein. Consideration may be delivered by Federal Express or wire transfers, and any closing documents may be delivered by facsimile, Federal Express or other appropriate means.

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                                  ARTICLE III

               Representations, Warranties and Covenants of MWEX

     MWEX and Seller hereby, represents, warrants and covenants to Buyers as follows:

     3.1 MWEX is a corporation duly organized, validly existing and in good standing under the laws of the State of New Mexico, and has the corporate power and authority carry on its business. The Articles of Incorporation and Amendments and Bylaws of MWEX, which will be delivered to Buyers at closing, are complete and accurate, and the minute books of MWEX, copies of which have also been delivered to Buyers, contain a record, which is complete and accurate in all material respects, of all meetings, and all corporate actions of the shareholders and Board of Directors of MWEX.

     3.2 The authorized capital stock of MWEX consists of 50,000,000 shares of common stock. There are 37,019,271 shares (approximately) of Common Stock of MWEX issued and outstanding as of date hereof and will be prior to. All such shares of capital stock of MWEX are validly issued, fully paid, non-assessable and free of preemptive rights. MWEX has no outstanding warrants, or other rights to purchase, or subscribe to, or other securities convertible into or exchangeable for any shares of capital stock of MWEX, or contracts or arrangements of any kind relating to the issuance, sale or transfer of any capital stock or other equity securities of MWEX. This Agreement has been duly authorized, validly executed and delivered on behalf of MWEX and is a valid and binding agreement and obligation of MWEX enforceable against the parties in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and MWEX has complete and unrestricted power to enter into and to consummate the transactions contemplated by this Agreement.

     3.3 Neither the making of nor the compliance with the terms and provisions of this Agreement and consummation of the transactions contemplated herein by MWEX will conflict with or result in a breach or violation of the Articles of Incorporation or Bylaws of MWEX, or of any material provisions of any indenture, mortgage, deed of trust or other material agreement or instrument to which MWEX is a party, or of any material provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over MWEX, or any of its material properties or assets, or will result in the creation or imposition of any material lien, charge or encumbrance upon any material property or assets of MWEX pursuant to the terms of any agreement or instrument to which MWEX is a party or by which MWEX may be bound or to which any of MWEX property is subject and no event has occurred with which lapse of time or action by a third party could result in a material breach or violation of or default by MWEX.

     3.4 There is no claim, legal action, arbitration, governmental investigation or other legal or administrative proceeding, nor any order, decree or judgment in progress, pending or in effect, or to the best knowledge of MWEX threatened against or relating to MWEX or affecting any of its assets, properties, business or capital stock (except lawsuits with forced pooling parties). There is no continuing order, injunction or decree of any court,

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arbitrator or  governmental  authority to which MWEX is a party or by which MWEX or its assets, properties, business or capital stock are bound.

     3.5 MWEX has accurately prepared and filed all federal, state and other tax returns required by law, domestic and foreign, to be filed by it through its fiscal 2003 year and has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of MWEX for all current taxes and other charges to which MWEX is subject and which are not currently due and payable. None of the Federal income tax returns of MWEX have been audited by the Internal Revenue Service or other foreign governmental tax agency. MWEX has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) pending or threatened against MWEX for any period, nor of any basis for any such assessment, adjustment or contingency.

     3.6 MWEX has delivered to Buyers unaudited financial statements for the period ended June 30, 2004. All such statements, herein sometimes called "MWEX Financial Statements" are complete and correct in all material respects and, together with the notes to these financial statements, present fairly the financial position and results of operations of MWEX for the periods indicated within the knowledge of MWEX and/or Seller. All financial statements of MWEX have been prepared in accordance with generally accepted accounting principles.

     3.7 As of the date hereof, MWEX, represents and warrants that all outstanding indebtedness of MWEX is as shown on the financial statements attached hereto (the updated statements), except debts shown in June 30, 2004 financial statements, and accruals since December 31, 2003. Any and all accruals to officers and directors shall be waived and released by each officer or director, in writing at closing.

     3.8 Since the dates of the updated MWEX Financial Statements, there have not been any material adverse changes in the business or condition, financial or otherwise, of MWEX within the knowledge of MWEX and/or Seller. MWEX does not have any liabilities, commitments or obligations, secured or unsecured except as shown on updated financials (whether accrued, absolute, contingent or otherwise), and except for accruals, for legal fees and costs, consulting fees and costs of this transaction.

     3.9 MWEX is not a party to any contract performable in the future.

     3.10 The representations and warranties of MWEX and Seller shall be true and correct as of the date hereof.

     3.11 MWEX has delivered to Buyers, all of its corporate books and records for review, and will turn over all original corporate records at closing

     3.12 MWEX has no employee benefit plan in effect at this time.

     3.13 No representation or warranty by MWEX or the Seller in this Agreement, or any certificate delivered pursuant hereto contains any untrue statement of a material fact or omits to state any material fact necessary to make such representation or warranty not misleading.

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     3.14 Buyer has received  copies of Form 10KSB as filed with the  Securities and Exchange Commission ("SEC") which included audits for the year ended December 31, 2003 and each of its other reports to shareholders filed with the SEC through the period of June 30, 2004. MWEX is a registered company under the Securities Exchange Act of 1934, as amended and is current in its filings.

     3.15 MWEX has not made to Buyers any general solicitation or general advertising regarding the shares of MWEX common stock.

     3.16 MWEX has incurred no liabilities except as shown on the financial statements or referenced in 3.7 hereof and fees in conjunction with this transaction.

     3.17 It is a requirement that the New Share Purchase proceeds shall be used to pay on going reporting and maintenance costs.

                              Procedure for Closing

     4.1 On November 3, 2004 the subscription shall be consummated after satisfaction of all conditions precedent set forth in Article V and VIII, and MWEX common stock certificates for the 12,980,729 Purchase Shares shall be delivered, upon receipt of the Consideration for the Subscription, together with issuance or delivery of all other items, agreements, warranties, and representations set forth in this Agreement.


                                    ARTICLE V

                           Conditions Precedent to the
                          Consummation of the Purchase

     The following are conditions precedent to the consummation of the Agreement on or before the Closing Date:

     5.1 MWEX shall have performed and complied with all of its respective obligations hereunder which are to be complied with or performed on or before the Closing Date.

     5.2 No action, suit or proceeding shall have been instituted or shall have been threatened before any court or other governmental body or by any public authority to restrain, enjoin or prohibit the transactions contemplated herein, or which might subject any of the parties hereto or their directors or officers to any material liability, fine, forfeiture or penalty on the grounds that the transactions contemplated hereby, the parties hereto or their directors or officers, have violated any applicable law or regulation or have otherwise acted improperly in connection with the transactions contemplated hereby, and the parties hereto have been advised by counsel that, in the opinion of such counsel, such action, suit or proceeding raises substantial questions of law or fact which could reasonably be decided adversely to any party hereto or its directors or officers.

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     5.3 The representations and warranties made by MWEX in this Agreement shall be true as though such representations and warranties had been made or given on and as of the Closing Date, except to the extent that such representations and warranties may be untrue on and as of the Closing Date because of changes caused by transactions suggested or approved in writing by the Buyers.

                                   ARTICLE VI

                           Termination and Abandonment

     6.1 Anything contained in this Agreement to the contrary notwithstanding, the Agreement may be terminated and abandoned at any time prior to or on the Closing Date:

     (a)  By mutual consent of parties;

     (b) By either party, if any condition set forth in Article V or any other Article relating to the other party has not been met or has not been waived;

     (c) By Buyers, if any suit, action, or other proceeding shall be pending or threatened by the federal or a state government before any court or governmental agency, in which it is sought to restrain, prohibit, or otherwise affect the consummation of the transactions contemplated hereby;

     (d) By Buyers, if there is discovered any material error, misstatement or omission in the representations and warranties of another party;

     (e) By MWEX, if the Subscription payment does not occur, through no failure to act by MWEX, on November 4, 2004, or if Buyers fails to deliver the consideration required herein;

     (f) If all of the outstanding liabilities fees and accruals cannot be settled at closing;

     6.2 Any of the terms or conditions of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, by action taken by its Board of Directors provided; however, that such action shall be taken only if, in the judgment of the Board of Directors taking the action, such waiver will not have a materially adverse effect on the benefits intended under this Agreement to the party waiving such term or condition.

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                                   ARTICLE VII

                         Continuing Representations and
                            Warranties and Covenants

     7.1 The respective representations, warranties, and covenants of the parties hereto and agreements of the parties hereto shall survive after the closing under this Agreement for a period of two years hereafter in accordance with the terms thereof.


                                  ARTICLE VIII

                                  Miscellaneous

     8.1 This Agreement embodies the entire agreement between the parties, and there have been and are no agreements, representations or warranties among the parties other than those set forth herein or those provided for herein, except that a companion document, the Reorganization Agreement, has been executed concurrently which contains numerous warranties and representations.

     8.2 To facilitate the execution of this Agreement, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one instrument.

     8.3 All parties to this Agreement agree that if it becomes necessary or desirable to execute further instruments or to make such other assurances as are deemed necessary, the party requested to do so will use its best efforts to provide such executed instruments or do all things necessary or proper to carry out the purpose of this Agreement.

     8.4 This Agreement may not be amended except by written consent of both parties.

     8.5 Any notices, requests, or other communications required or permitted hereunder shall be delivered personally or sent by overnight courier service, prepaid, addressed as follows:

To MWEX:          Mountains West Exploration, Inc.
                  P.O. Box 754
                  Trinidad, CO  81082

To Seller:        Mountains West Exploration, Inc.
                  P.O. Box 754
                  Trinidad, CO  81082

To Buyer:         Skye Blue Ventures, LLC
                  2000 Wadsworth Blvd., #179
                  Lakewood, CO 80214

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or such other  addresses as shall be furnished in writing by any party,  and any such notice or communication shall be deemed to have been given as of the date received.

     8.6 No press release or public statement will be issued relating to the transactions contemplated by this Agreement without prior approval of the Buyers and Sellers. However, MWEX may issue at any time any press release or other public statement it believes on the advice of its counsel it is obligated to issue to avoid liability under the law relating to disclosures, but the party issuing such press release or public statement shall make a reasonable effort to give the other party prior notice of and opportunity to participate in such release or statement.

     8.7 This Agreement shall be governed by and construed in accordance with and enforced under the laws of the state of Colorado applicable to all agreements made hereunder. Venue and jurisdiction for any legal actions hereunder shall be District Court in and for Jefferson County, Colorado.

     8.8 In the event of a breach or default of this Agreement or any of the continuing covenants hereunder which results in a party or any effected shareholder who is a beneficiary of a surviving or continuing covenant, commencing legal action, the prevailing party in such legal action shall be entitled to an award of all legal fees and costs of the action, against the non-prevailing party.

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     IN WITNESS  WHEREOF,  the parties have executed this Agreement this 3rd day of November, 2004.

MOUNTAINS WEST EXPLORATION, INC.



By: _________________________________

Name: _______________________________

Title: ________________________________



BUYERS:

Skye Blue Ventures, LLC

By:________________________________























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